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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): APRIL 1, 2000


                               CONTOUR ENERGY CO.
               (Exact name of registrant as specified in charter)

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
      DELAWARE                          0-25214                               76-0447267
(State of Incorporation)          (Commission File No.)          (I.R.S. Employer Identification No.)
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

       601 JEFFERSON, SUITE 1100
            HOUSTON, TEXAS                                                      77002
(Address of Principal Executive Offices)                                      (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-5200

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ITEM 5. OTHER EVENTS.

         As of April 1, 2000, our estimated proved reserves totaled 185 Bcfe
(reflects the sale of a portion of our volumetric overriding royalty interest).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CONTOUR ENERGY CO.


Dated: May 25, 2000                  By: /s/ RICK G. LESTER
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                                             Rick G. Lester,
                                         Chief Financial Officer